UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2010

COMERICA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10706	38-1998421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

(214) 462-6831

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 6, 2010, in connection with an underwritten offering by the United States Department of the Treasury (“Treasury”) of 11,479,592 warrants (the “Warrants”), each representing the right to purchase one share of common stock, par value $5.00, of Comerica Incorporated (the “Company”), the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Treasury and, on behalf of themselves and the several underwriters specified therein, Deutsche Bank Securities Inc.

The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference.

Also in connection with Treasury’s underwritten offering, the Company entered into a warrant agreement (the “Warrant Agreement”), dated May 6, 2010, with Wells Fargo Bank, N.A., acting as warrant agent. The Warrant Agreement is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated into this Item 8.01 by reference.

The underwritten offering described in this Current Report on Form 8-K is more fully described in a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on May 7, 2010, to the accompanying prospectus filed with the Commission on March 8, 2010, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-163220) (the “Registration Statement”). The foregoing descriptions of the Underwriting Agreement and the Warrant Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1 and 4.1, respectively.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 6, 2010, by and among Comerica Incorporated, the United States Department of the Treasury and, on behalf of themselves and the several underwriters named therein, Deutsche Bank Securities Inc.
4.1	Warrant Agreement, dated May 6, 2010, between Comerica Incorporated and Wells Fargo Bank, N.A. (incorporated by reference to Exhibit 4.1 of Comerica Incorporated’s Registration Statement on Form 8-A filed May 7, 2010).
4.2	Form of Warrant (incorporated by reference to Exhibit 4.2 of Comerica Incorporated’s Registration Statement on Form 8-A filed May 7, 2010).
5.1	Opinion of Wachtell, Lipton, Rosen & Katz, regarding the Warrants.
23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2010	COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President - Governance, Regulatory Relations and Legal Affairs, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 6, 2010, by and among Comerica Incorporated, the United States Department of the Treasury and, on behalf of themselves and the several underwriters named therein, Deutsche Bank Securities Inc.
4.1	Warrant Agreement, dated May 6, 2010, between Comerica Incorporated and Wells Fargo Bank, N.A. (incorporated by reference to Exhibit 4.1 of Comerica Incorporated’s Registration Statement on Form 8-A filed May 7, 2010).
4.2	Form of Warrant (incorporated by reference to Exhibit 4.2 of Comerica Incorporated’s Registration Statement on Form 8-A filed May 7, 2010).
5.1	Opinion of Wachtell, Lipton, Rosen & Katz, regarding the Warrants.
23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).

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